CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   Exhibit 10.13

                               Third Amendment To
                          Screening Services Agreement

     This Third Amendment To Screening Services Agreement (this "TRAP Third Amendment") is made and dated as of February 14, 2001, (the "Third Amendment Effective Date"), by and between Sanwa Kagaku Kenkyusho Co., Ltd., a Japanese corporation ("Sanwa") and Telik Inc., a Delaware corporation ("Telik").

                                    RECITALS
                                    --------

     A. Sanwa and Telik are parties to that Screening Services Agreement dated as of December 20, 1996 as amended by that First Amendment to Screening Services Agreement dated September 24, 1997 and that Second Amendment to Screening Services Agreement dated October 29, 1998 (the "TRAP Agreement").

     B. Sanwa and Telik are entering into a Master Amendment Agreement of even date herewith in connection with which, as one of the conditions to Sanwa paying Telik the amount set forth therein, the parties have agreed to execute and deliver this TRAP Third Amendment.

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

1.  Amendments.  The TRAP Agreement is hereby amended as follows:
    -----------

    A.    Section 1.1 is hereby revised in its entirety to read as follows:

          1.1 Selected Targets. From time to time during the term of this Agreement, Sanwa may notify Telik of a Sanwa Target, or pursuant to the terms of Section 1.5, a Third Party Target, (collectively "Selected Target") which Sanwa wishes to use in screening compounds submitted by Telik; provided, however, Sanwa may not submit more than [*] Selected Targets (not including Excluded Targets) during the term of this Agreement as set forth in Section 7.1 hereof.

    B.    Section 1.2 is hereby revised in its entirety to read as follows:

          1.2  Screening.

               (a) Within [*] of receipt of a notice from Sanwa in accordance with Subsection 1.1, subject to Subsection 1.3 below, Telik shall, based upon its knowledge of the Telik Library and using the TRAPTM technology, select and provide to Sanwa, or a third party pursuant to an Approved Agreement [*] compounds ("Initial Compounds") from the Telik Library that Telik believes, in its sole discretion, represent maximum chemical compound diversity in the Telik
                                     1.

          Library. Sanwa shall, or a third party pursuant to an Approved Agreement may, screen each Initial Compound for selected activity in relation to the Selected Target and provide Telik the data resulting therefrom ("Initial Results"), including but not limited to the concentration at which each Initial Compound elicits a response which is 50% of the maximum response in the Selected Assay (the "EC50") resulting therefrom.

               (b) Promptly after receipt of the Initial Results Telik shall, based upon the Initial Results and using the TRAPTM Technology or any other search technology available to Telik, select and provide to Sanwa, or a third party pursuant to an Approved Agreement, [*] compounds ("Secondary Compounds") from the Telik Library that Telik believes, in its sole discretion, will exhibit the greatest likelihood of activity in relation to the Selected Target. Sanwa shall, or a third party pursuant to an Approved Agreement may, screen each Secondary Compound for selected activity in relation to the Selected Target and provide Telik the data resulting therefrom ("Secondary Results"), including but not limited to the EC50 for each Secondary Compound.

               (c) If [*] that further screening activity is necessary, then based upon the Initial Results and Secondary Results and using the TRAPTM Technology or any other search technology available to Telik, Telik shall select and provide to Sanwa, or a third party pursuant to an Approved Agreement [*] compounds ("Tertiary Compounds") from the Telik Library that Telik believes, in its sole discretion, will exhibit the greatest likelihood of additional assay activity in relation to the Selected Target. Sanwa will, or a third party pursuant to an Approved Agreement may, screen each Tertiary Compound for selected activity in relation to the Selected Target and provide Telik the data resulting therefrom ("Tertiary Results"), including but not limited to the EC50 for each Tertiary Compound.

    C.    Section 1.3 is hereby revised in its entirety to read as follows:

          1.3 Excluded Targets. Notwithstanding anything herein to the contrary, Telik shall not be obligated to perform any of the services described in Section 1.2 with respect to any proposed Selected Targets that Telik determines are identical to or in conflict with biological targets included in any research collaboration between Telik and a third party corporate entity or any other biological targets which Telik is already actively pursuing, prior to receipt of a notice pursuant to Section 1.1 or Section 1.5 identifying such Selected Target ("Excluded Targets"). Telik shall notify Sanwa if a proposed Selected Target is an Excluded Target promptly after receipt of Sanwa's notice under Section 1.1 or Section 1.5 relating thereto.

                                     2.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    D.    Section 1.4 is hereby revised to read as follows:

          1.4  Lead Optimization

               (a) Telik shall diligently undertake a maximum of [*] Lead Optimization Projects (as defined below) concurrent for Sanwa at any given time, each with respect to a Family of Compounds (as defined below) as Sanwa shall select by providing written notice to Telik.
          For a period of [*] commencing on [*], Telik shall undertake, [*], a Lead Optimization Project for the [*] Family of Compounds. If Telik completes such Lead Optimization Project in less than [*], or if Sanwa notifies Telik that it wishes to substitute another Lead Optimization Project in place of a previously selected Lead Optimization Project, Telik shall undertake such new or substitute Lead Optimization Project as Sanwa may select, taking into account the scientific advice of the "RMC," as such term is defined in the Collaboration Agreement between Telik and Sanwa dated December 20, 1996, as amended ("Collaboration Agreement"), by providing written notice to Telik, until the expiration of the above [*] period [*]. Telik shall also diligently undertake concurrent with the Lead Optimization Project for the [*] Family of Compounds a [*] Lead Optimization Project as selected by Sanwa including, for example, a Lead Optimization Project for the [*] Family of Compounds. If Sanwa requests that Telik undertake a [*] Lead Optimization Project at any time during the [*] period described above, or continue a Lead Optimization Project after the expiration of the [*] period described above, both after taking into account the scientific advice of the RMC, Sanwa shall pay Telik [*], working through the RMC.

               (b) Upon commencement of the [*] of the Lead Optimization Project for the [*] Family of Compounds, Telik shall (i) devote the appropriate personnel, equipment and other resources as necessary to ensure that the Lead Optimization Project proceeds in such a manner as to allow Telik to apply for the patents referred to in Section 4.5 by the dates set forth therein and ensure the availability of Active Compounds and necessary information related thereto to enable Sanwa to use such Active Compounds in preclinical and clinical studies as soon as possible and (ii) identify the appropriate personnel, equipment and other resources as necessary to allow Telik to diligently undertake a [*] Lead Optimization Project. Subject to the following requirements with respect to a [*] Lead Optimization Project, Telik shall ensure [*] a [*] Lead Optimization Project that Telik shall undertake for Sanwa pursuant to this Section 1.4. At any time during the term hereof, Sanwa may request Telik to commence work on Preliminary Tasks for a [*] Lead Optimization Project. In such case, Sanwa and Telik will discuss and attempt in good faith to reach agreement on a work plan and scheduling for, and Telik shall diligently undertake the Preliminary Tasks necessary to commence, such [*] Lead Optimization Project. For the avoidance of doubt, Telik will not be obligated to undertake a [*] Lead Optimization Project unless and until (x) the parties have agreed on a work plan and scheduling for such [*] Lead Optimization Project and (y) Telik has received from Sanwa sufficient funding to support such [*] Lead Optimization Project.


                                     3.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (c)  For purposes of this Agreement,

                    (i) [*] means that Family of Compounds that includes, and shall include, without limitation, the following: [*] and related analogs and homologs ("Group 1"), [*] and related analogs and homologs ("Group 2") and [*] and related analogs and homologs ("Group 3"); and

                    (ii) [*] means that certain Family of Compounds as identified by [*] and related analogs and homologs.

               (d) For purposes of this Agreement, the term "Family of Compounds" shall mean Active Compounds that [*], and that can be starting candidates for Lead Optimization Projects.

               (e) For purposes of this Agreement, "Lead Optimization Project" shall mean a series of studies which the RMC shall agree upon and which, by way of example, includes identification and selection of Advanced Lead Compounds with similar elements as those set forth in Phase 1 of the Research Plan (as defined in the Collaboration Agreement), and Selection of Clinical Candidates as set forth in Phase 2 of the Research Plan (as defined in the Collaboration Agreement), and encompasses all of the [*], that are required until one or more Active Compounds are discovered which Sanwa determines may be suitable for use in clinical studies.

               (f) For purposes of this Agreement, "Preliminary Tasks" shall mean planning tasks, patent searches, review of relevant research papers, trade publications and other materials, development of scheduling and task lists and other preliminary tasks necessary for the parties to develop a plan for and carry out a [*] Lead Optimization Project.

    E.    A new Section 1.5 is hereby added to the TRAP Agreement as follows:

          1.5  Third Party Targets.

               (a) Except as otherwise may be agreed in writing by the parties, Sanwa has the right to submit biological targets identified by third parties to Telik as Selected Targets pursuant to this Agreement, and shall submit such targets to Telik prior to Sanwa and any such third party entering into an Approved Agreement ("Third Party Target").

               (b) Sanwa shall submit all proposed Third Party Targets to Telik as soon as reasonably possible under the circumstances relating to such Third Party Target and Telik agrees to treat all such Third Party Targets as Confidential Information for purposes of this Agreement.

               (c) With respect to all agreements, including without limitation screening agreements and commercialization and license agreements that either Sanwa or Telik proposes to enter into relating to Third Party Targets to be submitted as Selected Targets pursuant to this Agreement ("Proposed
                                     4.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          Agreements") the party proposing to enter into such Proposed Agreement shall provide the other party with information sufficient to gauge the timeliness, extent and seriousness of the commercialization effort related to compounds that may be discovered as a result of the screening services performed by Telik pursuant to this Agreement, without jeopardizing the transaction with the third party to such Proposed Agreement and subject always to such third party's written consent.

               (d) Sanwa shall provide a draft of any Proposed Agreement relating to the screening services to be provided by Telik pursuant to
          Section 1.2 to Telik as soon as reasonably practicable, but in any event prior to signature by Sanwa. All such drafts of such Proposed Agreements and any Approved Agreement signed by Sanwa shall include the text of the provisions set forth on Exhibit A attached hereto if in English or, if such Proposed Agreements or Approved Agreement are in Japanese, a Japanese translation of the text of the provisions set forth on Exhibit A that shall be attached hereto as Exhibit A-1 after preparation by Sanwa and approval by Telik, which approval shall not be unreasonably withheld or delayed. Sanwa shall have the right, subject to the obligation in Section 1.5(c) to redact the key financial and commercial terms of all such Proposed Agreements. Sanwa shall have no obligation to translate any draft Proposed Agreement. Sanwa shall also provide Telik the opportunity to meet with each third party signatory to a Proposed Agreement prior to Sanwa signing such Proposed Agreement or any binding preliminary agreements, letters of intent or the like.

               (e) Telik shall promptly review and within [*] provide any proposed revisions that Telik may have to all drafts of Proposed Agreements provided by Sanwa to Telik pursuant to Section 1.5 (d) to ensure that the provisions set forth on Exhibit A or Exhibit A-1 as appropriate are embodied in such Proposed Agreement and that such Proposed Agreement does not contain any terms that conflict with or are inconsistent with the terms set forth on Exhibit A or Exhibit A-1 as appropriate. If (i) Telik does not provide Sanwa in writing with such revisions to a Proposed Agreement within such [*] time period, or
          (ii) Sanwa revises a Proposed Agreement to incorporate Telik's proposed revisions directed solely to ensuring that the provisions set forth on Exhibit A or Exhibit A-1 as appropriate are embodied in such Proposed Agreement and that such Proposed Agreement does not contain any terms that conflict with or are inconsistent with the terms set forth on Exhibit A or Exhibit A-1 as appropriate , and Telik does not reject Third Party Target pursuant to Section 1.3 hereof, then Sanwa may sign such Proposed Agreement. Telik shall sign all Proposed Agreements (a) as to which Telik has not rejected the Proposed Target pursuant to Section 1.3, indicating that such Proposed Target is acceptable to Telik and (b) which contain the provisions set forth on Exhibit A or Exhibit A-1, as appropriate. A Proposed Agreement signed by both Sanwa and Telik, or a Proposed Agreement signed by Sanwa pursuant to the preceding sentence will constitute an "Approved Agreement" for purposes of this Agreement. For the avoidance of doubt, Sanwa's failure to incorporate any Telik proposed revisions that are not directed solely to ensuring that the provisions set forth on Exhibit A or Exhibit A-1, as appropriate,

                                     5.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          are embodied in such Proposed Agreement and that such Proposed Agreement does not contain any terms that conflict with or are inconsistent with the terms set forth on Exhibit A or Exhibit A-1 as appropriate shall not affect the treatment of such Proposed Agreement as an Approved Agreement for purposes of this Agreement.

               (f) Sanwa shall have [*] to make any payments to Telik as a result of entering into or with respect to any Approved Agreement.

               (g) Telik may, subject to the agreement of Sanwa regarding the content and timing thereof and subject to the consent of the relevant third party, issue a press release jointly with Sanwa announcing an Approved Agreement. Sanwa shall not, and shall cause the relevant third party not to issue a press release identifying Telik, TRAP, or other proprietary Telik technology in any way without Telik's consent.

    F. Sections 4.2, 4.3 and 4.4 shall be revised in their entirety to read as follows:

          4.2 Sanwa Territory. Sanwa will have the exclusive rights to exploit the Joint Inventions and information concerning Active Compounds in the Sanwa Territory including, without limitation, the right to grant licenses to third parties to practice the Joint Inventions and develop and commercialize Active Compounds, without any obligation [*]. For purposes of this Section, "Sanwa Territory" shall mean Japan, Korea, Taiwan, and the People's Republic of China.

          4.3 Telik Territory. Telik will have exclusive rights to exploit the Joint Inventions and information concerning Active Compounds in North America and South America ("Telik Territory") including, without limitation, the right to grant licenses to third parties to practice the Joint Inventions and develop and commercialize Active Compounds, without any obligation to make any payments to Sanwa with respect thereto.

          4.4 Joint Inventions. Sanwa and Telik will [*] revenues from the exploitation of the Joint Inventions and information concerning Active Compounds in the rest of the world, will consult with one another prior to entering into any agreement therefore and will take appropriate measures to assure [*] in each case. If either Sanwa or Telik has the opportunity to enter into a world-wide agreement or an agreement that would include, in the case of Telik countries outside the Telik Territory, or in the case of Sanwa, countries outside the Sanwa Territory to exploit in any manner all or any portion of the Joint Inventions and information concerning the Active Compounds or, in the case of Sanwa, which relates to a Third Party Target, then the parties shall negotiate in good faith the terms applicable to such agreement.

                                     6.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

    G.    A new Section 4.5 is added to the TRAP Agreement as follows:

          4.5 Patent Applications. Consistent with reasonable commercial practice and contingent on receiving the necessary biological information from Sanwa, Telik shall:

               (a) Use commercially reasonable best efforts to apply for one or more United States provisional patents for Group 1 by [*];

               (b) Apply for at least one definitive United States patent covered by the provisional patent described in (a) by [*];

               (c) Use commercially reasonable best efforts to apply for one or more United States provisional patents for Group 2 by [*];

               (d) Apply for at least one definitive United States patent covered by the provisional patent described in (c) by [*];

               (e) Use commercially reasonable best efforts to apply for one or more United States provisional patents for Group 3 by [*];

               (f) Apply for at least one United States definitive patent covered by the provisional patents described in (e) by [*].

    H.    Section 6.2 (f) is revised by amending the word "sublicensees" to read
          "licensees, sublicensees...."

    I. Article 8 is hereby deleted and replaced in its entirety by the following:

          8.   ACCRUED RIGHTS; SURVIVING OBLIGATIONS.

               8.1 Termination of this Agreement shall not affect any accrued rights of either party. The terms of Articles 4, 6 and 9 shall survive termination of this Agreement. Except to the extent reasonably necessary to allow the Parties to exploit their respective rights pursuant to Section 4, promptly after termination of this Agreement, each party shall return or dispose of any know-how or proprietary information of the other party (including in the case of Telik know-how or other materials of third party signatories of Approved Agreements) in accordance with the instructions of the other party, including, without limitation, any compounds, assays or other biological or chemical materials.

2.  Defined Terms; Incorporation.  Unless otherwise expressly provided herein,
    -----------------------------
defined terms used in this TRAP Third Amendment shall have the same meaning as set forth in the TRAP Agreement, and all terms herein shall be incorporated into the TRAP Agreement. From and after the Third Amendment Effective Date all reference to the "TRAP Agreement" in all other documents delivered in connection with the TRAP Agreement shall refer to the TRAP Agreement, as amended hereby.

                                     7.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.  Counterparts: Facsimile.  This TRAP Third Amendment may be executed in
    ------------------------
counterparts and by facsimile.

     IN WITNESS WHEREOF, the parties have executed this TRAP Third Amendment effective as of the date first set forth above.


TELIK, INC.                            SANWA KAGAKU KENKYUSHO CO., LTD.


/s/ Michael M. Wick                    /s/ Keiji Tanimoto
----------------------------------     ----------------------------------------
By: Michael M. Wick, M.D. Ph.D.        By: Keiji Tanimoto
Its: Chairman and CEO                  Its: President



                                     8.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   EXHIBIT A



     [*]


                                      A-1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.